THIRD AMENDMENT TO CREDIT AGREEMENT

Parties:

“CoBank”:	CoBank, ACB 5500 South Quebec Street Greenwood Village, Colorado 80111
“Borrower”:	CHS Inc. 5500 Cenex Drive Inver Grove Heights, Minnesota 55077
“Syndication Parties”:	The entities name below on the signature pages
Execution Date:	March 5, 2008

Recitals:

A. CoBank, in its capacity as Administrative Agent (“Administrative Agent”) and as a Syndication Party, the Syndication Parties signatory thereto (collectively with any Persons who have become or who become Syndication Parties, “Syndication Parties”), and Borrower have entered into that certain 2006 Amended and Restated Credit Agreement (Revolving Loan) dated as of May 18, 2006, that certain First Amendment to Credit Agreement dated as of May 8, 2007, and that certain Second Amendment to Credit Agreement dated as of October 18, 2007, (as amended, and as further amended, modified, or supplemented from time to time, the “Credit Agreement”) pursuant to which the Syndication Parties have extended certain credit facilities to Borrower under the terms and conditions set forth in the Credit Agreement.

B. Borrower has requested that the Agent and the Syndication Parties amend certain terms of the Credit Agreement, which the Agent and the Syndication Parties are willing to do under the terms and conditions as set forth in this Third Amendment to Credit Agreement (“Third Amendment”).

Agreement:

Now, therefore, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is amended as of the Effective Date as follows:

1.1 The following Section of Article 1 is hereby amended in its entirety to read as follows:

1.54 Consolidated Funded Debt: means as to Borrower and its Consolidated Subsidiaries: (a) Debt that is classified as long term debt in accordance with GAAP, that is, without duplication (i) Debt for borrowed money, (ii) Debt upon which such entity customarily pays interest, or (iii) Debt which is secured by a lien on property, and (b) without duplication (i) long term rental payments under capitalized leases, (ii) obligations with respect to letters of credit which support long-term debt and with expiration dates in excess of one year from the date of issuance thereof; and (iii) guarantees which support long-term debt.

1.2 The following Section of Article 1 is hereby amended in its entirety to read as follows:

1.61 Debt: means as to any Person: (a) indebtedness or liability of such Person for borrowed money, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under capital leases; (c) obligations of such Person arising under bankers’, or trade acceptance facilities, or reimbursement obligations for drawings made under letters of credit; (d) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations of such Person (i) to purchase any of the items included in this definition, (ii) to provide funds for payment, (iii) to supply funds to invest in any other Person, (iv) otherwise to assure a creditor of another Person against loss, or (iv) with respect to letters of credit (in each case, without duplication); (e) all obligations secured by a lien on property owned by such Person, whether or not the obligations have been assumed; and (f) all obligations of such Person under any agreement providing for an interest rate swap, cap, cap and floor, contingent participation or other hedging mechanisms with respect to interest payable on any of the items described in this definition.

1.3 The following Section of Article 1 is hereby amended in its entirety to read as follows:

1.173 Term Loan Credit Agreement: shall mean that certain Credit Agreement (10 Year Term Loan) dated as of December 12, 2007 by and between Borrower and CoBank, as administrative agent for all syndication parties thereunder, and as a syndication party thereunder, and the other syndication parties set forth on the signature pages thereto, as amended from time to time.

1.4 The following new Section is added to Article 1 reading as follows:

1.179 Revolving Loan Credit Agreement: shall mean that certain Credit Agreement (364-Day Revolving Loan) dated as of February 14, 2008 by and between Borrower and CoBank, as administrative agent for all syndication parties thereunder, and as a syndication party thereunder, and the other syndication parties set forth on the signature pages thereto, as amended from time to time.

1.5 Section 9.12 is amended as follows: the term “Restricted Subsidiary” shall be amended to read “Consolidated Subsidiary”.

1.6 Section 2.7 is amended as follows: the amount “$100,000,000” shall be amended to read “$200,000,000”.

1.7 Section 12.1 is amended in its entirety to read as follows:

12.1 Borrowing. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) create, incur, assume or permit to exist, directly or indirectly, any Debt, except for: (a) Debt of Borrower arising under this Credit Agreement and the other Loan Documents; (b) trade payables arising in the ordinary course of business; (c) Capital Leases in existence from time to time; (d) current operating liabilities (other than for borrowed money) incurred in the ordinary course of business; (e) unsecured Debt; (f) Debt in existence on the date hereof as set forth in Exhibit 12.1 attached hereto; (g) Debt of Borrower incurred pursuant to the Term Loan Credit Agreement and the Revolving Loan Credit Agreement; and (h) such other Debt agreed upon in writing between Borrower and the Syndication Parties.

1.8 Section 12.5 is amended in its entirety to read as follows:

12.5 Liabilities of Others. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) assume, guarantee, become liable as a surety, endorse, contingently agree to purchase, or otherwise be or become liable, directly or indirectly (including, but not limited to, by means of a maintenance agreement, an asset or stock purchase agreement, or any other agreement designed to ensure any creditor against loss), for or on account of the obligation of any Person, except: (a) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of the Borrower’s or any Restricted Subsidiary’s business; and (b) guarantees made from time to time, whether in existence on the Closing Date or made subsequent thereto, by Borrower and its Restricted Subsidiaries in the ordinary course of their respective businesses with respect to the liabilities and obligations of Persons including National Cooperative Refinery Association (“NCRA”), provided, however, that the aggregate amount of all indebtedness guaranteed under this clause (b) shall not exceed $500,000,000.00 in the aggregate.

1.9 Subsection 14.1(i) is amended in its entirety to read as follows:

(i) The occurrence of an “Event of Default” under the Term Loan Agreement or the Revolving Loan Credit Agreement.

1.9 Subsection 15.10.1(b) is amended in its entirety to read as follows:

(b) Agreeing to an extension of the 5-Year Maturity Date, or, except as provided in Section 2.10, an increase in the 5-Year Commitment or any Syndication Party’s share thereof;

2. Conditions to Effectiveness of this Third Amendment. The effectiveness of this Third Amendment is subject to satisfaction, in the Administrative Agent’s sole discretion, of each of the following conditions precedent (the date on which all such conditions precedent are so satisfied (except those that may be satisfied at a later date) shall be the “Effective Date”):

2.1 Delivery of Executed Loan Documents. Borrower and the Lenders shall have delivered to the Administrative Agent, for the benefit of, and for delivery to, the Administrative Agent and the Syndication Parties, this Third Amendment (or their approval thereof, in the case of Voting Participants), duly executed.

2.2 Representations and Warranties. The representations and warranties of Borrower in the Credit Agreement shall be true and correct in all material respects on and as of tile Effective Date as though made on and as of such date.

2.3 No Event of Default. No Event of Default shall have occurred and be continuing under the Credit Agreement as of the Effective Date of this Third Amendment.

2.4 Payment of Fees and Expenses. Borrower shall have paid the Administrative Agent, by wire transfer of immediately available federal funds all fees and expenses presently due under the Credit Agreement (as amended by this Third Amendment).

3. General Provisions.

3.1 No Other Modifications. The Credit Agreement, as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

3.2 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of Borrower, Agent, and the Syndication Parties, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of all the Syndication Parties.

3.3 Definitions. Capitalized terms used, but not defined, in this Third Amendment shall have the meaning set forth in the Credit Agreement.

3.4 Severability. Should any provision of this Third Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Third Amendment and all remaining provision of this Third Amendment shall be fully enforceable.

3.5 Governing Law. To the extent not governed by federal law, this Third Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

3.6 Headings. The captions or headings in this Third Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Third Amendment.

3.7 Counterparts. This Third Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this Third Amendment by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Third Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Third Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the Effective Date.

[Signature Pages Follow]

BORROWER:

CHS INC., a cooperative corporation formed under the laws of the State of Minnesota

By:
Name: John Schmitz
Title: Executive Vice President and Chief Financial
Officer

ADMINISTRATIVE AGENT:

COBANK, ACB

By:
Name: Michael Tousignant
Title: Vice President

SYNDICATION PARTIES:

CoBank, ACB
By:
Name: Michael Tousignant
Title: Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement]

SunTrust Bank
By:
Name:
Title:

Bank of America, N.A.
By:
Name:
Title:

Wells Fargo Bank, National Association
By:
Name:
Title:

BNP Paribas
By:
Name:
Title:
By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement]

Harris N. A.
By:
Name:
Title:

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International” New York Branch
By:
Name:
Title:
By:
Name:
Title:

Deere Credit, Inc.
By:
Name:
Title:

U.S. Bank National Association
By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement]

Natixis (f/k/a Natexis Banques Populaires)
By:
Name:
Title:
By:
Name:
Title:

Fortis Capital Corp.
By:
Name:
Title:
By:
Name:
Title:

The Bank of Nova Scotia
By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement]

Calyon New York Branch
By:
Name:
Title:
By:
Name:
Title:

National City Bank (successor by merger to National City Bank of Indiana
By:
Name:
Title:

M&I Marshall & Ilsley Bank
By:
Name:
Title:
By:
Name:
Title:

Farm Credit Services of America, PCA
By:
Name: Steven L. Moore
Title: Vice President

[Signature Page to Third Amendment to Credit Agreement]

ING Capital LLC
By:
Name:
Title:

Comerica Bank
By:
Name:
Title:

AgStar Financial Services, PCA
By:
Name:
Title:

HSH Nordbank AG New York Branch
By:
Name:
Title:
By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement]

Société Générale
By:
Name:
Title:

Wachovia Bank, National Association
By:
Name:
Title:

AgFirst Farm Credit Bank
By:
Name:
Title:

U.S. AgBank
By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement]